Exhibit 10.37

EXECUTION COPY

Reaffirmation of Performance Guaranty

July 18, 2017

Cofina Funding, LLC
5500 Cenex Drive
St. Paul, Minnesota 55077

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch,
as Administrative Agent
1221 Avenue of the Americas
New York, New York 10020

Re:
Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017 (the “Amended and Restated RPA”), among Cofina Funding, LLC (the “Seller”), as Seller, CHS Inc. (the “Servicer”), as Servicer, the Conduit Purchasers, Committed Purchasers and Purchaser Agents from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Administrative Agent”), as Administrative Agent.

Ladies and Gentlemen:

In connection with the execution and delivery of (i) that certain Receivables Financing Agreement, dated as of July 22, 2016, by and among the Seller, the Servicer, the Conduit Purchasers, Committed Purchasers and Purchaser Agents party thereto, and the Administrative Agent (as previously amended, supplemented or otherwise modified, the “Existing RFA”) and (ii) the Sale and Contribution Agreement, dated as of July 22, 2016 (as previously amended, supplemented or otherwise modified from time to time, the “Sale Agreement”), by and between CHS Inc. (“CHS”), as an Originator, CHS Capital, LLC (“CHS Capital” and, together with CHS and any Person who hereafter becomes a party to the Sale Agreement in the capacity of an “Originator”, the “Originators” and each an “Originator”), as an Originator, and the Seller, CHS Inc. (the “Performance Guarantor”), executed and delivered that certain Performance Guaranty, dated as of July 22, 2016, in favor of the Administrative Agent (the “Performance Guaranty”) pursuant to which the Performance Guarantor guaranteed to the Administrative Agent the due and punctual payment and performance of each Originator (other than CHS) of its respective Guaranteed Obligations (as defined in the Performance Guaranty).

On the date hereof, (i) the Seller, the Servicer, the Conduit Purchasers, Committed Purchasers and Purchaser Agents party thereto, and the Administrative Agent are amending and restating the Existing RFA pursuant to the Amended and Restated RPA; (ii) the Seller, the Administrative Agent, the Conduit Purchasers, Committed Purchasers and Purchaser Agents party thereto, and the Originators are amending the Sale Agreement pursuant to that certain Omnibus Amendment No. 2 (the “Omnibus Amendment”); and (iii) each of the Seller, the Servicer, the Conduit Purchasers, Committed Purchasers and Purchaser Agents party thereto, the Administrative Agent, and the Originators desire that the Performance Guarantor reaffirm its obligations under the Performance Guaranty.

By executing this Reaffirmation of the Performance Guaranty (this “Reaffirmation”), the Performance Guarantor hereby absolutely and unconditionally (i) consents to the execution and delivery by the Seller, the Servicer, the Conduit Purchasers, Committed Purchasers and Purchaser Agents party thereto, and the Administrative Agent of the Amended and Restated RPA; (ii) consents to the execution and delivery by Seller, the Administrative Agent, the Purchasers party thereto, and the Originators party thereto of the Omnibus Amendment; and (iii) reaffirms all of its obligations under the Performance Guaranty.

This Reaffirmation may be executed in one or more counterparts, each of which will be deemed to be an original, and all such counterparts will constitute one and the same instrument. All capitalized terms used herein without definition shall have the meanings assigned thereto in the Amended and Restated RPA. This Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

CHS INC.,
as Performance Guarantor

By: /s/ Timothy Skidmore
Name: Tim Skidmore
Title: Vice President and CFO

Address for Notices

CHS Inc.
5500 Cenex Drive
                St. Paul, Minnesota 55077
                Attention: Brent Dickson
                Tel: 651-355-5433
Fax: 800-232-3639
Email: brent.dickson@chsinc.com